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                                                                    EXHIBIT 99.2



                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                   $100,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                          6 5/8% SENIOR NOTES DUE 2009
                                       OF
                          VALASSIS COMMUNICATIONS, INC.

         This Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if the certificates representing Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") at or prior to the Expiration Date (as defined in the Prospectus (as defined below)). Such form may be delivered by hand, transmitted by facsimile transmission, sent by overnight courier or mailed to the Exchange Agent. (See the section entitled "The Exchange Offer" in the Prospectus.) In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

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
    By Registered or Certified Mail:                 By Facsimile               By Hand or Overnight Delivery
          The Bank of New York               (For Eligible Institutions):            (before_____ p.m.):
           101 Barclay Street                       (212) 815-6339                  The Bank of New York
                Floor 7-E                      Confirm by Telephone to:              101 Barclay Street
        New York, New York 10286                    (212) 815-5924                Corporate Trust Services
      Attn: Reorganization Section                                                      Ground Level
            Jacqueline Warren                                                     New York, New York 10286
             (212) 815-5924                                                     Attn: Reorganization Section
                                                                                      Jacqueline Warren
                                                                                       (212) 815-5924
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         Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                                 (212) 815-5924


          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
        OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A
           NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
                                 VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

         The undersigned hereby tenders to Valassis Communications, Inc., a Delaware corporation, upon terms and subject to the conditions set forth in the Prospectus dated _____________, 1999 (the "Prospectus") and the related Letter of Transmittal (which together with the Prospectus, each as amended or supplemented from time to time, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes indicated below pursuant to the guaranteed delivery procedure set forth in the section of the Prospectus entitled "The Exchange Offer." All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned.

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
Principal Amount of Old Notes Tendered:                     Name(s) of Registered Holder(s):

--------------------------------------------                -------------------------------------------

                                                            -------------------------------------------
Certificate Number(s) (if available):                                        Please Type or Print

--------------------------------------------
                                                            Address(es):
--------------------------------------------                            -------------------------------

--------------------------------------------                -------------------------------------------

                                                            -------------------------------------------
If Old Notes will be delivered by book-entry                                                   Zip Code
transfer, check the following box:  [_]                     Area Code and
                                                            Telephone Number:
                                                                             --------------------------
        Account Number at
          The Depository Trust Company:

                                                            -------------------------------------------
        --------------------------------------              -------------------------------------------
                                                            -------------------------------------------
                                                                            Signature(s)*

                                                            Dated:                         , 1999
                                                                  -------------------------
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*    If a holder is tendering any Old Notes, this Notice of Guaranteed Delivery must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of the registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees that either the certificates representing the Old Notes tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the section entitled "The Exchange Offer" in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at one of its addresses set forth above within three (3) New York Stock Exchange trading days after the date of execution hereof.

         THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM ACKNOWLEDGES THAT IT MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SHOWN HEREIN. FAILURE TO DO SO




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COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

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Name of Firm:
             -----------------------                        --------------------------------------------
                                                                             Authorized Signature
Address:                                                    Name:
         -----------------------------------                      --------------------------------------
                                                                             Please Type or Print
                                                            Title:
         -----------------------------------                      --------------------------------------
                                   Zip Code
Area Code and                                               Dated:                         , 1999
Telephone Number:                                                 -------------------------
                  --------------------------

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 NOTE:   DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE OF GUARANTEED
         DELIVERY. CERTIFICATES FOR OLD NOTES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.










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